Exhibit 10.13

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (this “Amendment”) is entered into as of this [16] day of June, 2010, by and between BMR-530 FAIRVIEW AVENUE LLC, a Delaware limited liability company (“Landlord”), and NANOSTRING TECHNOLOGIES, INC., a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord and Tenant entered into that certain Lease dated as of October 19, 2007, as amended by that certain First Amendment to Lease dated as of May 21, 2009 (collectively, the “Lease”), whereby Tenant leases certain premises from Landlord at 530 Fairview Avenue in Seattle, Washington (the “Building”);

B. WHEREAS, Tenant received from Landlord a Notice of Offer pursuant to Article 43 of the Lease and elected to exercise its Right of First Refusal with respect to the Available Premises (as defined in the Lease) on the first floor of the Building, subject to the modification of such Notice of Offer pursuant to the terms and conditions provided herein; and

C. WHEREAS, Tenant desires to lease from Landlord and Landlord desires to lease to Tenant the 1st Floor Premises (as defined below); and

D. WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Second Amendment, capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein.

2. Original Premises. Pursuant to Section 9.5 of the Lease, Landlord has made a reconciliation measurement of the Original Premises and the parties acknowledge and agree that the Original Premises contain seventeen thousand seven hundred fifty-six (17,756) square feet of Rentable Area. The foregoing total rentable area of the Original Premises includes a nine hundred four (904) square foot increase to the Rentable Area of the Original Premises. Landlord and Tenant acknowledge that Landlord’s obligation to expend the TI Allowance has expired and therefore shall not be adjusted in accordance with the reconciliation measurement of the Premises.

3. 1st Floor Premises. Effective as of the 1st Floor Premises Commencement Date (as defined below), Landlord hereby leases to Tenant and Tenant hereby leases from Landlord approximately five thousand six hundred seventy-seven (5,677) square feet of Rentable Area, located on the first floor of the Building as shown on Exhibit A attached hereto (the “1st Floor Premises”), but during the Interim Term, Tenant shall pay Basic Annual Rent and Tenant’s Pro

BMR form dated 8/21/09

Rata Share of Operating Expenses calculated using only four thousand five hundred two (4,502) square feet of Rentable Area of the 1st Floor Premises. The total square feet of Rentable Area of the Premises (including the 1st Floor Premises) shall be twenty-three thousand four hundred thirty-three (23,433).

4. First Floor Common Area. The break room, ice maker room and telecom room located on the first floor of the Building and depicted on Exhibit A attached hereto shall be hereinafter referred to as the “First Floor Common Area.” During the Interim Term (as defined below), the First Floor Common Area shall be considered part of the Common Area (as defined in the Lease) except that Tenant shall have the non-exclusive right, in common with tenants of the first floor of the Building only, to use the First Floor Common Area, and Tenant shall pay its Pro Rata Share of the Operating Expenses attributable to the First Floor Common Area as set forth in Section 5 below.

5. Tenant’s Pro Rata Shares: Effective as of the 1st Floor Premises Commencement Date, Tenant’s Pro Rata Share of the Building shall equal 24.36% and Tenant’s Pro Rata Share of the first floor of the Building shall equal 58.9%; however, for calculation of Tenant’s Pro Rata Share of Operating Expenses during the Interim Term, Tenant’s Pro Rata Share of the Building shall equal 23.14% and Tenant’s Pro Rata Share of the first floor of the Building shall equal 46.71%.

6. Interim Term: The term of the Lease for the 1st Floor Premises shall commence upon the latter to occur of: (a) July 1, 2010, or (b) upon Substantial Completion of the 1st Floor Work (as defined below) (such date the “1st Floor Premises Commencement Date”), and provided that the parties reach an agreement on terms for leasing the 3rd Floor Premises, shall expire five (5) days after Landlord’s notice to Tenant that the tenant improvements for the 3rd Floor Premises have been substantially completed (the “Interim Term”). In the event that the parties do not reach an agreement on terms for leasing of the 3rd Floor Premises within the Exclusive Negotiation Period (as defined below), the Interim Term shall expire and (y) Tenant shall commence paying Basic Annual Rent and Tenant’s Pro Rata Share of Operating Expenses at the then-current rate on the entire 1st Floor Premises (i.e., 5,677 square feet of Rentable Area) effective immediately after the expiration of the Exclusive Negotiation Period, and (z) the term for the 1st Floor Premises shall expire on the Term Expiration Date for the Original Premises, subject to Tenant’s option to extend the Term of the Lease for the entire Premises (including the 1st Floor Premises), as provided in Article 42 of the Lease.

7. 3rd Floor Option: Landlord has engaged SABA architects to assist in the design and programming related to Tenant’s requirements for the third floor of the Building (such space, the “3rd Floor Premises”). Landlord will continue to engage SABA for such services; provided, however, Landlord shall not be obligated to expend any amount over Twelve Thousand Five Hundred Dollars ($12,500) for those costs directly related to Tenant’s requirements for the 3rd Floor Premises. Tenant shall have the option to lease the 3rd Floor Premises on the following terms. Within 90 days after the date of this Second Amendment (the “Exclusive Negotiation Period”), Landlord and Tenant shall negotiate in good faith an additional amendment to the Lease setting forth the mutually acceptable terms for leasing the 3rd Floor Premises. During the Exclusive Negotiation Period, Landlord shall not negotiate with any other third parties for the 3rd Floor Premises, nor shall such 3rd Floor Premises be generally marketed to the public. In the event that Landlord and Tenant cannot agree on mutually acceptable terms within the Exclusive Negotiation Period, then (a) Landlord shall be free to market the 3rd Floor Premises; subject, however, to Tenant’s Right of First Refusal, as set forth in the Lease, and (b) the term for the First Floor Premises shall continue until the Term Expiration Date, as set forth in Section 6 above.

8. Basic Annual Rent: Commencing two (2) months after the 1st Floor Premises Commencement Date, Tenant shall pay Landlord Basic Annual Rent (“1st Floor Premises Basic Annual Rent”) for the 1st Floor Premises, in accordance with the provisions in the Lease, in an amount equal to Thirty-Five Dollars ($35.00) per square foot of Rentable Area per annum (i.e., initially 4,502 square feet).

9. Condition of Premises: Tenant acknowledges that (a) it is familiar with the condition of the 1st Floor Premises and, notwithstanding anything in the Lease to the contrary, agrees to take the same in its condition “as is” as of the first day of the Interim Term and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the 1st Floor Premises for Tenant’s occupancy or to pay for any improvements to the 1st Floor Premises, except as may be expressly provided in the Section entitled “1st Floor Work” below.

10. 1st Floor Work: Landlord and Tenant shall perform the work summarized in Exhibit B attached hereto. Landlord shall be responsible for Key Notes #1, 2, 3, 4, 5, 6 (electrical only), 9, 10, 11, 13, 14, General Note #2, and installation of 3 card readers (one at the entrance to lab support, one at the corridor into the lab and one at the corridor into the carpeted areas). Tenant shall be responsible for Key Notes #6 (all items other than electrical), 7, 8, 12 and General Note #1.

11. Security Deposit. No later than the 1st Floor Premises Commencement Date, Tenant shall deposit with Landlord an amount equal to Fifteen Thousand Dollars ($15,000), which amount shall become part of the Security Deposit and in the event that the parties reach mutually acceptable terms for leasing the 3rd Floor Premises, the balance of which shall be applied to any security deposit required for the 3rd Floor Premises.

12. Addresses of Landlord. Sections 2.10 and 2.11 of the Lease are hereby deleted and replaced with the following:

2.10 Address for Rent Payment:	BMR-530 Fairview Avenue LLC P.O. Box 511287 Los Angeles, CA 90051-7842

2.11 Address for Notices to Landlord:	BMR-530 Fairview Avenue LLC 17190 Bernardo Center Drive San Diego, California 92128 Attn: Vice President, Real Estate Counsel

13. Appointment of Agent: Tenant represents and warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Second

Amendment other than Jones Lang LaSalle (“Broker”), and that it knows of no other real estate broker or agent that is or might be entitled to a commission in connection with this Second Amendment. Landlord shall compensate Broker in relation to the Second Amendment pursuant to a separate agreement between Landlord and Broker if Landlord and Tenant execute and deliver the Second Amendment. Tenant agrees to indemnify, save, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any broker or agent, other than Broker, employed or engaged by it or claiming to have been employed or engaged by it.

14. No Default. To Tenant’s actual knowledge as of the date hereof, Tenant represents, warrants and covenants that Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

15. Effect of Amendment. Except as modified by this Second Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Second Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Second Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Second Amendment, and the term “Premises” as used in the Lease, shall mean the Original Premises plus the 1st Floor Premises

16. Miscellaneous. This Second Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Second Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof, All exhibits hereto are incorporated herein by reference.

17. Counterparts. This Second Amendment may be executed in one or more counterparts that, when taken together, shall constitute one original.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Second Amendment to Lease.

LANDLORD:

BMR-530 FAIRVIEW AVENUE LLC, a Delaware limited liability company

By:	/s/ Kevin M. Simonsen
Name:	Kevin M. Simonsen
Title:	VP, Real Estate Counsel

[NOTARY ACKNOWLEDGMENT ATTACHED HERETO]

TENANT:

NANOSTRING TECHNOLOGIES, INC.,
a Delaware corporation

By:	/s/ Wayne Burns
Name:	Wayne Burns
Title:	CFO and Acting CEO

[NOTARY ACKNOWLEDGMENT ATTACHED HERETO]

EXHIBIT A

1ST FLOOR PREMISES AND FIRST FLOOR COMMON AREA

Exhibit A

TENANT-1
3,962 RSF
TENANT-2
5,677 RSF
- 1st Floor Premises
- First Floor Common Area
530 Fairview, Floor-1
5/12/10

EXHIBIT B

1ST FLOOR WORK

D
E
F
G
H
1
2
3
4
GLASSWASH
118
BREAK RM
120
LAB SUPPORT
122
TRANSFORMER VAULT
114
ELECTRICAL
116
JAN
104
CONF
106
COR
126
WOMEN
103
COR
REMOVE BASE CABINET, TYP
RAISE BENCHTOP

PARTIAL FLOOR-1 DEMO PLAN

SCALE: 3/32" = 1'-0"

SABA architects

PRICING
25 MAY 2010
LL-TENANT CALL
24 MAY 2010

nanoString

NANOSTRING
INCUBATOR
SPACE

CONCEPT

DEMOLITION PLAN

SCALE: AS NOTED

A1

D
E
F
G
H
1
2
3
4
GLASSWASH 118
BREAK RM 120
LAB SUPPORT 122
TRANSFORMER VAULT 114
ELECTRICAL 116
CORR 125
(E) ELEC OUTLET, TYP
(E) COMM/DATA OUTLET, TYP
OFFICE 113
OFFICE 115
STOR 119
OFFICE
COR 125
JAN 124
STOR 129
WOMEN
MEN
COR 127
COR 128
COPY
COPIER
OPEN OFFICE 105
CONF
PROVIDE COMM/DATA OUTLET, TYP
ELEC OUTLET DUPLEX OR QUAD TYP
MOVABLE LAB TABLE 6'-0" X 2'-6", PLAM TOP & METAL FRAME (15) TOTAL, BY TENANT TYP

PARTIAL FLOOR-1 PLAN
SCALE: 3/32" = 1'-0"

KEY NOTES

1. 3-5/8" 22 GA MTL STUD WALL WITH GWB BOTH SIDES TO GRID, NON-RATED.
2. SAME METAL STUD WALL AS KEY NOTE-1 WITH BLDG STD SOLID DOOR WITH SIDELITE. PROVIDE CARD READER.
3. MODIFY EXISTING CASEWORK TO PROVIDE FOR (2) ADDT'L WORKSTATIONS. ONE KNEEHOLE ON EACH SIDE.
4. RAISE CASEWORK TO BE BENCH HEIGHT (36" A.F.F.) PROVIDE BENCH HEIGHT CABINETS BELOW. REUSE CASEWORK IF POSSIBLE.
5. MODIFY EXISTING CASEWORK TO PROVIDE FOR (1) ADDITIONAL KNEEHOLE ON EACH SIDE. EXTEND OVERHEAD SHELVING AS INDICATED TO MATCH EXISTING.
6. FURNITURE CUBICLES BY TENANT, TYP. ELECTRICAL AND DATA WIRING BY LANDLORD. EXACT WIRING METHOD TBD LIKELY BY POWER POLE.
7. CONF TABLE BY TENANT.
8. OFFICE FURNITURE BY TENANT.
9. (7) OUTLETS THIS WALL TO BE CONVERTED TO BACKUP POWER
10. LANDLORD TO PROVIDE ICE MACHINE INCLUDING WATER SUPPLY, DRAIN AND POWER. FLOOR DRAIN IS EXISTING.
11. LANDLORD TO SUPPLY REF/FRZ.
12. COPIER PROVIDED BY TENANT.
13. RUN OUTLETS IN DEMISING WALL IN DUAL CHANNEL RACEWAY.
14. EXTENT OVERHEAD CASEWORK.

GENERAL NOTES

1. ALL COMM/DATA OUTLETS IN TENANTS PACE TO BE ROUTED BACK TO FLOOR TELECOM ROOM & PATCHED BACK TO TENANT'S FLOOR-2 COMM/DATA ROOM.
2. CONFIRM AND ADJUST TO PROVIDE ACCEPTABLE HVAC SUPPLY AND RETURN.

SABA ARCHITECTS

PRICING
25 MAY 2010
LL-TENANT CALL
24 MAY 2010

NANOSTRING
INCUBATOR
SPACE

CONCEPT
FLOOR PLAN

SCALE: AS NOTED

A2

NOTARY ACKNOWLEDGEMENTS

NOTARIZATION (required in the State of Washington)

STATE OF WASHINGTON )
: ss.
COUNTY OF King )

I certify that I know or have satisfactory evidence that Wayne Burns is the person who appeared before me, and s/he acknowledged that s/he signed this instrument, on oath stated that s/he was authorized to execute the instrument and acknowledged it as the CFO and Acting CEO of NanoString Technologies, a corporation, to be the free and voluntary act of such corporation for the uses and purposes mentioned in the instrument.

Dated this 16 day June, 2010.

/s/ Susan R. Van Den Ameele
[Signature of Notary]

Susan R Van Den Ameele
[Print Name of Notary]

Notary Public in and for the State of Washington, residing at Seattle.
My commission expires: 21 September 2011.

STATE OF WASHINGTON	)
: ss.
COUNTY OF )

I certify that I know or have satisfactory evidence that                              is the person who appeared before me, and s/he acknowledged that s/he signed this instrument, on oath stated that s/he was authorized to execute the instrument and acknowledged it as the                              of                             , a corporation, to be the free and voluntary act of such corporation for the uses and purposes mentioned in the instrument.

Dated this      day             , 201    .

[Signature of Notary]

[Print Name of Notary]

Notary Public in and for the State of Washington, residing at .
My commission expires: .

CALIFORNIA ALL-PURPOSE

CERTIFICATE OF ACKNOWLEDGMENT

State of California

County of San Diego

On Feb. 8, 2011 before me, Christy Bartlett, Notary Public

(Here insert name and title of the officer)

personally appeared Kevin Simonsen

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her /their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.

WITNESS my hand and official seal.
/s/ Christy D. Bartlett
Signature of Notary Public	(Notary Seal)

ADDITIONAL OPTIONAL INFORMATION

DESCRIPTION OF THE ATTACHED DOCUMENT (Title or description of attached document) (Title or description of attached document continued) Number of Pages Document Date (Additional information)

CAPACITY CLAIMED BY THE SIGNER

☐	Individual (s)

☐	Corporate Officer

_________________

                         (Title)

☐	Partner(s)

☐	Attorney-in-Fact

☐	Trustee(s)

☐	Other

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Indicate the correct singular or plural forms by crossing off incorrect forms (i.e. he/she/they, is /are) or circling the correct forms. Failure to correctly indicate this information may lead to rejection of document recording.

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